                                                                    Exhibit 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated:  February 14, 2002

                                      Draper Fisher Jurvetson Fund V, L.P.

                                      By:   /s/ Tim Draper
                                          -----------------------------------
                                          Name:  Tim Draper
                                          Title: Managing Director


                                      Draper Fisher Jurvetson Management
                                      Company V, LLC

                                      By:   /s/ Tim Draper
                                          -----------------------------------
                                          Name:  Tim Draper
                                          Title: Managing Director

                                        /s/ Timothy C. Draper
                                      ---------------------------------------
                                      Timothy C. Draper

                                        /s/ John H.N. Fisher
                                      ---------------------------------------
                                      John H.N. Fisher

                                        /s/ Stephen T. Jurvetson
                                      ---------------------------------------
                                      Stephen T. Jurvetson

                                      Draper Fisher Jurvetson Partners V, LLC

                                      By:   /s/ Tim Draper
                                          -----------------------------------
                                          Name:  Tim Draper
                                          Title: Managing Director